                                                                  EXECUTION COPY






--------------------------------------------------------------------------------



                                   SECOND AMENDMENT
                                     AND CONSENT

                               dated as of May 30, 1997

                                     Relating to

                               NOTE PURCHASE AGREEMENT


                                        among


                    OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST
                                      as Seller,


                                ARCADIA FINANCIAL LTD.
                          (formerly Olympic Financial Ltd.)
                     as Servicer and in its individual capacity,


                             DELAWARE FUNDING CORPORATION
                                    as Purchaser,


                                         and


                     MORGAN GUARANTY TRUST COMPANY OF NEW YORK,
              as Administrative Agent for the benefit of the DFC Owners,



--------------------------------------------------------------------------------

          THIS SECOND AMENDMENT AND CONSENT dated as of May 30, 1997 (this "AMENDMENT") Relating to the Note Purchase Agreement dated as of December 28, 1995 and amended as of January 17, 1997 (as amended and supplemented from time to time, the "NOTE PURCHASE AGREEMENT") by and among OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST, a Delaware business trust (the "SELLER"), ARCADIA FINANCIAL LTD. (formerly Olympic Financial Ltd.), a Minnesota corporation, as Servicer and in its individual capacity ("OFL"), DELAWARE FUNDING CORPORATION (with its respective successors and assigns, the "PURCHASER"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK (successor to J.P. Morgan Delaware), as Administrative Agent, for the benefit of the DFC Owners (the "ADMINISTRATIVE AGENT"), is by and among the parties listed above. Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to such terms in the Note Purchase Agreement.

                                       RECITALS

          WHEREAS, pursuant to Section 13.01 of the Note Purchase Agreement, the parties to the Note Purchase Agreement may agree in writing to amend such Agreement; and

          WHEREAS, pursuant to Section 2.04 of the Note Purchase Agreement, the parties to the Note Purchase Agreement are permitted to extend the Purchase Commitment Expiration Date by mutual agreement in writing; and

          WHEREAS, pursuant to Section 8.06 of the Note Purchase Agreement, the Seller agreed not to make any material amendment to the Sale and Servicing Agreement without prior written consent of the Purchaser; and

          WHEREAS, pursuant to Section 9.06 of the Note Purchase Agreement, OFL agreed not to make any material amendment to the Sale and Servicing Agreement without the prior written consent of the Purchaser; and

          WHEREAS, the parties to the Note Purchase Agreement desire to amend the Note Purchase Agreement in certain respects as provided herein, including by amending that certain covenant relating to OFL's Capital Base and the Incremental Purchase condition and Note Purchase Termination Event relating to the minimum Certificate Balance; and

          WHEREAS, the parties to the Note Purchase Agreement desire to extend the optional termination date provision of the Purchase Commitment Expiration Date by amending the related definition in the Note Purchase Agreement; and

          WHEREAS, the Purchaser desires to consent to the amendments to the Sale and Servicing Agreement.

          NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties to this Amendment agree as follows:

          SECTION 1. EXTENSION AND AMENDMENT OF PURCHASE COMMITMENT EXPIRATION DATE. The parties hereto agree to extend the optional termination date provision of the Purchase Commitment Expiration Date and to amend such definition. The definition of "Purchase Commitment Expiration Date" is hereby amended to read as follows:

          "PURCHASE COMMITMENT EXPIRATION DATE" means the earliest of
     (i) December 19, 1997, (ii) August 29, 1997, but only if either (A) a "Purchase Commitment Expiration Date" occurs by reason of clause (ii) of such definition in the Certificate Purchase Agreement or (B) the Purchaser, in its sole and absolute discretion, determines to terminate its Purchase Commitment hereunder and so notifies the Seller and OFL in writing on or before July 31, 1997, (iii) the date on which an event which causes or might cause a Note Purchase Termination Event occurs, and (iv) the date on which a Securitized Offering occurs; provided that the Purchase Commitment Expiration Date may be extended from time to time in accordance with
     Section 2.04 hereof.

          SECTION 2.  AMENDMENT TO REQUIREMENTS FOR INCREMENTAL PURCHASES.
Section 2.03(a)(ix) of the Note Purchase Agreement is hereby amended to increase the requirement relating to the minimum Certificate Balance of the Investor Certificates and now reads as follows:

          (ix) the aggregate Certificate Balance of the Investor Certificates shall equal at least twelve (12) percent of the sum of (a) the Facility Balance and (b) the Certificate Balance of the General Partner Certificates.

          SECTION 3. AMENDMENT TO NOTE PURCHASE TERMINATION EVENT. Section 2.08(g) of the Note Purchase Agreement is amended so that a "Note Purchase Termination Event" will occur if the Certificate Balance of the Investor Certificates is not maintained at an increased amount and now reads as follows:

          (g) unless no Notes are issued and outstanding, the aggregate Certificate Balance of the Investor Certificates shall be less than twelve
     (12) percent of the sum of (i) the Facility Balance and (ii) the Certificate Balance of the General Partner Certificates;

          SECTION 4. ADDITION OF WAIVER TO OFL'S MINIMUM CAPITAL BASE COVENANT. The following new waiver language is added to the end of OFL's covenant in
Section 9.07 to the Note Purchase Agreement and Section 9.07 now reads as follows:

          SECTION 9.07.  MINIMUM CAPITAL BASE.

          (a) OFL will not permit its consolidated Capital Base, on the last day of its fiscal year, to be less than the sum of (i) its consolidated Capital Base on the last day of the immediately preceding fiscal year, PLUS (ii) to the extent Net Income for such fiscal year is greater than zero, Net Income for such fiscal year PLUS (iii) Capital Base Proceeds for such fiscal year; and

          (b) OFL will not permit its consolidated Capital Base, on the last day of any fiscal quarter other than the last day of its fiscal year, to be less than the sum (i) 95% of its consolidated Capital Base on the last day of the immediately preceding fiscal year PLUS (ii) Capital Base Proceeds since the last day of the immediately preceding fiscal year;

     PROVIDED, HOWEVER, that OFL shall not be deemed or declared to be in breach of the covenants contained in this Section 9.07 as long as on the last day of any fiscal quarter, OFL's consolidated Capital Base is not less than $325,000,000;

          SECTION 5. CONSENT TO AMENDMENTS TO SALE AND SERVICING AGREEMENT. The Purchaser hereby consents, pursuant to Sections 8.06 and 9.06 of the Note Purchase Agreement, to Amendment No. 4 to Sale and Servicing Agreement of even date herewith, substantially in the form attached to this Amendment as Appendix A.

          SECTION 6. NOTE PURCHASE AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED. Except as specifically stated herein, all of the terms and conditions of the Note Purchase Agreement shall remain in full force and effect. All references to the Note Purchase Agreement in any other document or instrument shall be deemed to mean the Note Purchase Agreement, as amended by this Amendment. This Amendment shall not constitute a novation of the Note Purchase Agreement, but shall constitute an amendment thereto. The parties hereto agree to be bound by the terms and obligations of the Note Purchase Agreement, as amended by this Amendment, as though the terms and obligations of the Note Purchase Agreement were set forth herein.

          SECTION 7. EFFECTIVENESS. This Amendment shall become effective as of May 30, 1997, upon receipt by the Administrative Agent of the following:
(a) executed counterparts of this Amendment; (b) an executed copy of the Fourth Amendment and Consent Relating to DFC Asset Purchase Agreement, dated as of the date hereof, evidencing the extension of the optional termination commitment terms and certain other changes to the provisions thereof; (c) an executed copy of the Third Amendment and Consent Relating to Certificate Purchase Agreement among the Seller, OFL, the "Purchasers" named therein and Morgan Guaranty Trust Company of New York; (d) an executed counterpart of Amendment No. 4 to the Sale and Servicing Agreement dated as of the date hereof; (e) an Officer's Certificate from each of the Seller, OFL and ORFC II, each in form and substance reasonably acceptable to the Purchaser and its counsel, dated as of the date of this Amendment, to the effect that (i) the representations and warranties of the Seller, OFL and ORFC II in the Sale and Servicing Agreement, the Note Purchase Agreement, the Certificate Purchase Agreement, the Purchase Agreement and the Trust Agreement, as applicable, are true and correct as of the date hereof;
(ii) OFL, the Seller and ORFC II are in compliance with their respective covenants in the Sale and Servicing Agreement, the Note Purchase Agreement, the Certificate Purchase Agreement, the Purchase Agreement and the Trust Agreement, as applicable, as of the date hereof; and (iii) no Note Purchase Termination Event or event which with the passage of time could become a Note Purchase Termination Event shall have occurred and be continuing as of the date hereof; and (f) confirmation by each of S&P and Moody's of the then-current ratings of the Commercial Paper Notes.

          SECTION 8. PRIOR UNDERSTANDINGS. This Amendment sets forth the entire understanding of the parties relating to the subject matter hereof, and supersedes all prior understandings and agreements, whether written or oral.

          SECTION 9. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

          SECTION 10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              OLYMPIC AUTOMOBILE RECEIVABLES WAREHOUSE TRUST,
                                as Seller

                              By:  Wilmington Trust Company, not in its
                                   individual capacity but solely as Owner
                                   Trustee


                              By:
                                 ---------------------------
                                 Name:
                                 Title:


                              ARCADIA FINANCIAL LTD.


                              By:
                                 ---------------------------
                                 Name:
                                 Title:  Treasurer


                              DELAWARE FUNDING CORPORATION,
                                as Purchaser

                              By:  Morgan Guaranty Trust
                                   Company of New York,
                                   as attorney-in-fact for
                                   Delaware Funding Corporation


                              By:
                                 ---------------------------
                                 Name:
                                 Title:


                              MORGAN GUARANTY TRUST COMPANY
                                OF NEW YORK,
                                as Administrative Agent


                              By:
                                 ---------------------------
                                 Name:
                                 Title: